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Please populate column D (&E) with the corresponding pool characteristics in
Column B.
- For values in currency format, omit $.
- For values in percentage format

                                       CDC 2004-HE4                       DATA

Collateral Characteristics     Pool Balance                   $  585,967,785.10
--------------------------     # OF LOANS                     #            3578
                               AVG PRIN BALANCE               $      163,769.64
                               WAC                            %           7.463
                               WA NET RATE                    %           6.943
                               WAM                            #         348.698
                               SEASONING                      #           3.388
                               SECOND LIENS                   %           2.399
                               WA CLTV                        %          79.991
                               WA FICO                        #             632
                               PREPAY PENALTIES               %          88.649
ARM CHARACTERISTICS            WAC (ARMS ONLY)                %           7.503
-------------------            WAM (ARMS ONLY)                #         356.657
                               WA MARGIN                      %           6.645
                               WA INITIAL CAP                 %           2.563
                               WA PERIODIC CAP                %           1.168
                               WA CAP                         %           6.479
                               WA MONTHS TO ROLL              #              23
LOAN TYPE                      FIXED                          %          19.602
---------                      BALLOONS                       %           2.212
                               2/28 ARMS                      %          69.215
                               3/27 ARMS                      %          10.598
                               OTHER HYBRID ARMS              %           0.585
INDEX                          1-MONTH LIBOR                  %               0
-----                          6-MONTH LIBOR                  %          80.398
                               OTHER INDEX                    %          19.602
LOAN PURPOSE                   PURCHASE                       %          40.393
------------                   CASH-OUT REFI                  %          52.809
                               RATE-TERM REFI                 %           6.798
                               DEBT CONSOLIDATION             %               0
OCCUPANCY STATUS               OWNER                          %          94.437
----------------               SECOND HOME                    %           0.563
                               INVESTOR                       %           4.693
PROPERTY TYPE                  SINGLE FAMILY                  %          77.087
-------------                  2-4 FAMILY                     %           6.587
                               PUD                            %          10.113
                               MH                             %           0.084
                               CONDO                          %           6.129
DOC TYPE                       FULL DOC                       %          52.146
--------                       STATED DOC                     %          44.724
                               LIMITED DOC                    %           2.337
                               NO DOC                         %           0.794
MI DATA                        MI FLAG                       Y/N   N
-------                        % OF POOL COVERED              %    N/A
                               EFFECTIVE LTV                  %    N/A
FICO DISTRIBUTION              FICO < 460%               0
-----------------              FICO 460-479%               0
                               FICO 480-499%               0
                               FICO 500-519%           4.382
                               FICO 520-539%           5.702
                               FICO 540-559%           5.578
                               FICO 560-579%           6.337
                               FICO 580-599%           9.132
                               FICO 600-619%           9.346
                               FICO 620-639%          12.788
                               FICO 640-659%          13.419
                               FICO 660-679%          10.297
                               FICO 680-699%           7.246
                               FICO 700-719%           5.462
                               FICO 720-739%           4.179
                               FICO 740-759%           2.854
                               FICO > 760%           3.278

LTV DISTRIBUTION               LTV <20%           0.038
----------------               LTV 20.01-30%           0.283
                               LTV 30.01-40%           0.574
                               LTV 40.01-50%           1.917
                               LTV 50.01-60%           4.115
                               LTV 60.01-70%          10.146
                               LTV 70.01-80%          44.907
                               LTV 80.01-90%          26.745
                               LTV 90.01-100%          11.276
                               LTV >100%           0.000
                                                                  DATA

Loan Balance Distribution      $ 0-25,000                   # & %            95        0.33
-------------------------      $ 25,001-50,000              # & %           359        2.40
                               $ 50,001-75,000              # & %           440        4.69
                               $ 75,001-100,000             # & %           407        6.11
                               $ 100,001-150,000            # & %           719       15.33
                               $ 150,001-200,000            # & %           498       14.82
                               $ 200,001-250,000            # & %           359       13.65
                               $ 250,001-300,000            # & %           270       12.66
                               $ 300,001-350,000            # & %           152        8.47
                               $ 350,001-400,000            # & %           103        6.58
                               $ 400,001-450,000            # & %            68        4.93
                               $ 450,001-500,000            # & %            47        3.86
                               $ 500,001-550,000            # & %            17        1.53
                               $ 550,001-600,000            # & %            24        2.36
                               $ 600,001-650,000            # & %            12        1.30
                               $ 650,001-700,000            # & %             4        0.47
                               $ 700,001-750,000            # & %             2        0.25
                               $ 750,001-800,000            # & %             2        0.27
                               $ 800,001-850,000            # & %             0        0.00
                               $ 850,001-900,000            # & %             0        0.00
                               $ 900,001-950,000            # & %             0        0.00
                               $ 950,001-1,000,000          # & %             0        0.00
                               > $ 1,000,001                # & %             0        0.00

GEOGRAPHIC DISTRIBUTION        ALABAMA                        %            0.74
-----------------------        ARIZONA                        %            2.03
                               ARKANSAS                       %            0.50
                               CALIFORNIA                     %           43.32
                               COLORADO                       %            1.41
                               CONNECTICUT                    %            1.44
                               DELAWARE                       %            0.18
                               DISTRICT OF COLUMBIA           %            0.11
                               FLORIDA                        %           12.59
                               GEORGIA                        %            0.92
                               HAWAII                         %            0.35
                               IDAHO                          %            0.26
                               ILLINOIS                       %            2.15
                               INDIANA                        %            0.79
                               IOWA                           %            0.40
                               KANSAS                         %            0.28
                               KENTUCKY                       %            0.45
                               LOUISIANA                      %            0.82
                               MAINE                          %            0.22
                               MARYLAND                       %            2.54
                               MASSACHUSETTS                  %            2.15
                               MICHIGAN                       %            1.79
                               MINNESOTA                      %            1.44
                               MISSISSIPPI                    %            0.42
                               MISSOURI                       %            0.91
                               MONTANA                        %            0.08
                               NEBRASKA                       %            0.15
                               NEVADA                         %            2.47
                               NEW HAMPSHIRE                  %            0.87

                               NEW JERSEY                     %            0.53
                               NEW MEXICO                     %            0.19
                               NEW YORK                       %            4.69
                               NORTH CAROLINA                 %            0.50
                               NORTH DAKOTA                   %            0.02
                               OHIO                           %            1.53
                               OKLAHOMA                       %            0.28
                               OREGON                         %            1.10
                               PENNSYLVANIA                   %            1.18
                               RHODE ISLAND                   %            0.47
                               SOUTH CAROLINA                 %            0.14
                               SOUTH DAKOTA                   %            0.02
                               TENNESSEE                      %            0.74
                               TEXAS                          %            1.94
                               UTAH                           %            0.46
                               VERMONT                        %            0.05
                               VIRGINIA                       %            2.46
                               WASHINGTON                     %            1.37
                               WEST VIRGINIA                  %            0.15
                               WISCONSIN                      %            0.40
                               WYOMING                        %            0.03

Please populate appropriate loan characteristics for each loan bucket.

        BALANCE           # OF LOANS        WAC     WA FICO        WA CLTV   OWNER OCC %    CASHOUT REFI%    FULL DOC%

$600,000-650,000               12         6.554        654        74.687        83.006           58.323       66.773
$650,001-700,000                4         6.890        651        72.407        74.489           51.064       50.389
$700,001-750,000                2         7.780        578        67.595        50.976          100.000        0.000
$751,001-800,000                2         7.292        603        76.086       100.000           50.941      100.000
$800,001-850,000                0         0.000          0         0.000         0.000            0.000        0.000
$850,001-900,000                0         0.000          0         0.000         0.000            0.000        0.000
$900,001-950,000                0         0.000          0         0.000         0.000            0.000        0.000
$950,001-1,000,000              0         0.000          0         0.000         0.000            0.000        0.000
>$1,000,000                     0         0.000          0         0.000         0.000            0.000        0.000

PERCENTAGE BY RANGE
                                                                 LOANS WITHOUT MI
                                                                       FICOS

                                       <450    451-500   501-550    551-600   601-650    651-700   701-750  >750
                                       --------------------------------------------------------------------------------
             585,967,785.10  <20     0.000     0.000     0.000      0.000     0.000      0.000     0.000     0.000
                                       --------------------------------------------------------------------------------
                               20-30    0.000     0.000     0.000      0.001     0.001      0.001     0.000     0.000
                                       --------------------------------------------------------------------------------
                               30-40    0.000     0.000     0.002      0.001     0.002      0.000     0.001     0.000
                                       --------------------------------------------------------------------------------
                               40-50    0.000     0.000     0.004      0.004     0.004      0.002     0.002     0.003
                                       --------------------------------------------------------------------------------
      CLTVS                    50-60    0.000     0.000     0.009      0.007     0.010      0.006     0.004     0.004
                                       --------------------------------------------------------------------------------
                               60-70    0.000     0.001     0.027      0.028     0.017      0.016     0.011     0.002
                                       --------------------------------------------------------------------------------
                               70-80    0.000     0.001     0.054      0.058     0.132      0.125     0.054     0.025
                                       --------------------------------------------------------------------------------
                               80-90    0.000     0.000     0.033      0.073     0.085      0.049     0.020     0.009
                                       --------------------------------------------------------------------------------
                               90-100   0.000     0.000     0.001      0.011     0.050      0.033     0.015     0.003
                                       --------------------------------------------------------------------------------
                              >100   0.000     0.000     0.000      0.000     0.000      0.000     0.000     0.000
                                       --------------------------------------------------------------------------------

                                                                 LOANS WITH MI
                                                                     FICOS

                                       <450    451-500   501-550    551-600   601-650    651-700   701-750    >750
                                       --------------------------------------------------------------------------------
                          <20
                                       --------------------------------------------------------------------------------
                           20-30
                                       --------------------------------------------------------------------------------
                           30-40
                                       --------------------------------------------------------------------------------
                           40-50
                                       --------------------------------------------------------------------------------
       LTVS                50-60
                                       --------------------------------------------------------------------------------
                           60-70
                                       --------------------------------------------------------------------------------
                           70-80
                                       --------------------------------------------------------------------------------
                           80-90
                                       --------------------------------------------------------------------------------
                          90-100
                                       --------------------------------------------------------------------------------
                         >100
                                       --------------------------------------------------------------------------------

LOAN COUNT                                                       LOANS WITHOUT MI
                                                                       FICOS

                                        <450    451-500   501-550    551-600   601-650    651-700   701-750    >750
                                        --------------------------------------------------------------------------------
                               <20       0         0         0          2         1          0         0         1
                                        --------------------------------------------------------------------------------
                                20-30      0         0         1          6         5          3         1         1
                                        --------------------------------------------------------------------------------
                                30-40      0         0         7          6         9          3         5         0
                                        --------------------------------------------------------------------------------
                                40-50      0         1         20        20         15         7         3         8
                                        --------------------------------------------------------------------------------
       CLTVS                    50-60      0         0         39        32         31        21         13       13
                                        --------------------------------------------------------------------------------
                                60-70      0         3        111        91         61        45         28        8
                                        --------------------------------------------------------------------------------
                                70-80      0         3        219        204       419        373       136       64
                                        --------------------------------------------------------------------------------
                                80-90      0         1        130        278       270        143        51       20
                                        --------------------------------------------------------------------------------
                                90-100     0         0         2         66        293        182        82       21
                                        --------------------------------------------------------------------------------
                              >100      0         0         0          0         0          0         0         0
                                        --------------------------------------------------------------------------------
                                  #        0         8        529        705       1104       777       319       136

                                                                 LOANS WITH MI
                                                                     FICOS

                                        <450    451-500   501-550    551-600   601-650    651-700   701-750   >750
                                        --------------------------------------------------------------------------------
                           <20
                                        --------------------------------------------------------------------------------
                            20-30
                                        --------------------------------------------------------------------------------
                            30-40
                                        --------------------------------------------------------------------------------
                            40-50
                                        --------------------------------------------------------------------------------
        LTVS                50-60
                                        --------------------------------------------------------------------------------
                            60-70
                                        --------------------------------------------------------------------------------
                            70-80
                                        --------------------------------------------------------------------------------
                            80-90
                                        --------------------------------------------------------------------------------
                           90-100
                                        --------------------------------------------------------------------------------
                          >100
                                        --------------------------------------------------------------------------------

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to
<450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.